Merger	12 Months Ended
Dec. 31, 2013
Merger [Abstract]
Merger [Text Block]
Note 5 - Merger

On July 23, 2013, EnerJex, BRE Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of EnerJex (Merger Sub), and Black Raven Energy, Inc., a Nevada corporation, entered into an agreement and plan of merger (Merger Agreement) pursuant to which Black Raven would be merged with and into Merger Sub and after which Black Raven would be a wholly owned subsidiary of EnerJex.

On September 27, 2013, the transactions contemplated by the Merger Agreement were successfully completed.

The following transactions were executed on September 27, 2013 per the terms of the Merger Agreement (i) shares of capital stock of Black Raven were converted into (a) cash totaling $207,067 and (b) 41,327,516 shares of EnerJex common stock, (ii) all options under the Black Raven option plan were cancelled, and (iii) all warrants or other rights to purchase shares of capital stock of Black Raven were converted into warrants to purchase EnerJex common stock.  No fractional shares of EnerJex common stock were issued in connection with the Merger, and holders of Black Raven common stock were entitled to receive cash in lieu thereof.  The board of directors and executive officers of EnerJex remained unchanged as a result of the closing of the Merger.

At closing of the transactions contemplated by the Merger Agreement, the previous stockholders of Black Raven owned approximately 38% of the outstanding voting stock of EnerJex and the previous stockholders of EnerJex owned approximately 62% of the outstanding voting stock of EnerJex.

The following selected pro forma condensed financial information of EnerJex and Black Raven combines the consolidated financial information of EnerJex for the twelve month periods ended December 31, 2013 and 2012 with the financial information of Black Raven for the twelve months ended December 31, 2013 2012.

EnerJex and Black Raven present the unaudited pro forma condensed consolidated financial information for informational purposes only. The pro forma information is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had EnerJex and Black Raven completed the merger on January 1, 2012. In addition the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the combined company. The unaudited pro forma condensed consolidated financial information does not give effect to any potential cost savings or other operating efficiencies that could result from the merger.   The unaudited pro forma condensed consolidated financial information is not adjusted for any merger related transaction costs or other non-recurring expenses.

The unaudited pro forma condensed consolidated financial information includes estimates of Black Raven had it accounted for its investments in oil and gas assets using the full cost method of accounting and not the successful efforts method of accounting.  The unaudited pro forma consolidated financial information was prepared using the full cost method of accounting for oil and gas activities.

Pro Forma Consolidated Combined Statements of Operations (Unaudited)
For the Year Ended December 31,

	2013	2012
Revenues	$14,362,000	$15,483,000
Income from operations	$2,106,000	$2,967,200
Net income (loss)	$(141,700)	$286,200
Net income (loss) per common share	$-	$-